                           SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-12

                       Wilsons The Leather Experts Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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


                       WILSONS THE LEATHER EXPERTS INC.

                            7401 BOONE AVENUE NORTH
                        BROOKLYN PARK, MINNESOTA 55428

                                                                   May 11, 2001

Dear Shareholder:

   You are cordially invited to attend the Annual Meeting of Shareholders of Wilsons The Leather Experts Inc., a Minnesota corporation (the "Company"), to be held at The Northland Inn, 7025 Northland Drive, Brooklyn Park, Minnesota, commencing at 10:00 a.m., Central Daylight Time, on Wednesday, June 6, 2001.

   The Secretary's Notice of Annual Meeting and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about the Company.

   It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as promptly as possible. If you later desire to revoke the proxy, you may do so at any time before it is exercised.

                                          Sincerely,

                                          /s/ Joel N. Waller

                                          Joel N. Waller
                                          Chairman of the Board and Chief
                                           Executive Officer

                       WILSONS THE LEATHER EXPERTS INC.

                           NOTICE OF ANNUAL MEETING

   The Annual Meeting of Shareholders of Wilsons The Leather Experts Inc., a Minnesota corporation (the "Company"), will be held at The Northland Inn, 7025 Northland Drive, Brooklyn Park, Minnesota, on Wednesday, June 6, 2001, commencing at 10:00 a.m., Central Daylight Time, for the following purposes:

  1. To elect seven directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

  2. To ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year ending February 2, 2002.

  3. To act upon any other business that may properly be brought before the meeting.

   The Board of Directors of the Company has fixed April 9, 2001 as the record date for the meeting and only shareholders of record at the close of business on that date are entitled to receive notice of and vote at the meeting and at any adjournments thereof.

   Your proxy is important to ensure a quorum at the meeting. Please complete, sign, date and return your proxy in the enclosed postage-paid envelope, whether or not you plan to attend the meeting. Your cooperation in promptly signing and returning your proxy will help the Company avoid further solicitation expense. You may revoke the proxy at any time prior to it being exercised, and returning your proxy will not affect your right to vote in person if you attend the meeting and revoke the proxy.

                                          By Order of the Board of Directors,

                                          /s/ Philip S. Garon

                                          Philip S. Garon
                                          Secretary

Brooklyn Park, Minnesota
May 11, 2001

                       WILSONS THE LEATHER EXPERTS INC.
                            7401 BOONE AVENUE NORTH
                        BROOKLYN PARK, MINNESOTA 55428

                                PROXY STATEMENT

GENERAL INFORMATION REGARDING THE SOLICITATION

   The enclosed proxy is being solicited by the Board of Directors (the "Board of Directors" or "Board") of Wilsons The Leather Experts Inc., a Minnesota corporation ("Wilsons Leather" or the "Company"), for use in connection with the Annual Meeting of Shareholders to be held on Wednesday, June 6, 2001, at The Northland Inn, 7025 Northland Drive, Brooklyn Park, Minnesota, commencing at 10:00 a.m., Central Daylight Time, and at any adjournments thereof.

   Only shareholders of record at the close of business on April 9, 2001 will be entitled to vote at the meeting or adjournments. Proxies in the accompanying form which are properly signed, duly returned to the Company and not revoked will be voted in the manner specified. If no instructions are indicated, properly executed proxies will be voted for the proposals set forth in this Proxy Statement. A shareholder executing a proxy may revoke it at any time before it is exercised by notice in writing to an officer of the Company or by properly signing and duly returning a proxy bearing a later date. The mailing of this Proxy Statement and form of proxy to shareholders will commence on or about May 11, 2001.

   As of the date of this Proxy Statement, the Board of Directors of the Company and management know of no other matters, other than those described in the Notice of Annual Meeting and this Proxy Statement, that are to come before the meeting. If any other matters are properly presented at the meeting and call for a vote of shareholders, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment, subject to applicable federal securities rules.

   The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by the use of the mails, certain directors, officers and employees of the Company may solicit proxies by telephone, telecopier, telegram or personal contact, and have requested brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of stock of the Company and will reimburse them for their reasonable out-of-pocket expenses in so forwarding such materials.

   The address of the principal executive office of the Company is 7401 Boone Avenue North, Brooklyn Park, Minnesota 55428, and the Company's telephone number is 763-391-4000.

REQUIRED VOTE TO ELECT THE DIRECTORS AND APPROVE THE PROPOSALS

   The common stock of the Company is the only authorized and issued voting security of the Company. At the close of business on April 9, 2001, there were 17,040,716 shares of common stock of the Company issued and outstanding, each of which is entitled to one vote. Holders of common stock are not entitled to cumulate their votes for the election of directors.

   The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company present in person or represented by proxy and entitled to vote on each matter to be acted upon at the meeting is required for the approval of such matter. For this purpose, a shareholder voting through proxy who abstains with respect to the matter is considered to be present and entitled to vote on the matter, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, shall not be considered present and entitled to vote on the matter.

   Holders of a majority of the shares of the common stock of the Company entitled to vote and present at the meeting constitute a quorum for purposes of the meeting. Abstentions are counted as being present at the meeting and entitled to vote for purposes of determining the presence or absence of a quorum for the transaction of business.

          SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

   The following table sets forth, as of April 1, 2001 except as otherwise noted, the beneficial ownership of the common stock by (i) each person known by the Company beneficially to hold more than 5% of the outstanding common stock, (ii) each director or nominee for director of the Company, (iii) each officer of the Company named in the Summary Compensation Table on page 11, and
(iv) all executive officers and directors of the Company as a group. Except as otherwise noted, the listed beneficial owner has sole voting and investment power with respect to the listed shares.

  NAME AND ADDRESS OF BENEFICIAL    AMOUNT AND NATURE OF      PERCENTAGE OF
               OWNER                BENEFICIAL OWNERSHIP    OUTSTANDING SHARES
  ------------------------------    --------------------    ------------------
Morris Goldfarb....................        2,469,070(/1/)          14.4%
  G-III Apparel Group, Ltd.
  512 Seventh Avenue
  New York, NY 10018
Joel N. Waller.....................      1,531,529.3(/2/)           8.9
  7401 Boone Avenue North
  Brooklyn Park, MN 55428
David L. Rogers....................      1,599,162.5(/3/)           9.3
  7401 Boone Avenue North
  Brooklyn Park, MN 55428
Lyle Berman........................          516,945(/4/)           3.0
Thomas J. Brosig...................           48,600(/5/)             *
Gary L. Crittenden.................           33,000(/6/)             *
Marvin W. Goldstein................           45,000(/7/)             *
John Serino........................      121,202.068(/8/)             *
John Fowler........................      123,675.268(/9/)             *
Lisa Stanley.......................       36,159.445(/10/)            *
All executive officers and
 directors
 as a group (18 persons)...........    6,755,529.066               37.9

--------
  *  Represents less than 1%.
 (1) Includes 227,700 shares of common stock owned by the Goldfarb Family Partners L.L.C. of which Mr. Goldfarb is the manager. The LLC has the right to receive dividends from, and the proceeds of the sale of, the shares of common stock held by it. Also includes options which are currently exercisable to purchase 49,500 shares of common stock. Also includes 50,000 shares of common stock held by the Morris and Arlene Goldfarb Family Foundation, a charitable foundation, of which Mr. Goldfarb is the managing partner. Mr. Goldfarb disclaims beneficial ownership of the shares held by the foundation. The foundation has the right to receive dividends from, and the proceeds of the sale of, the shares of common stock held by it.

 (2) Includes 150,000 shares of common stock owned by the Waller Family Limited Partnership of which Mr. Waller is a general partner; 4,500 shares of common stock owned by Mr. Waller's spouse and Mr. Waller's mother jointly; and 1,500 shares of common stock owned by Mr. Waller's spouse. Mr. Waller disclaims beneficial ownership of shares owned by his spouse and mother. Also includes options which are currently exercisable to purchase 148,500 shares of common stock.

 (3) Includes options which are currently exercisable to purchase 148,500 shares of common stock.

 (4) Includes options which are currently exercisable to purchase 49,500 shares of common stock.

 (5) Includes options which are currently exercisable to purchase 45,700 shares of common stock.

 (6) Includes options which are currently exercisable to purchase 33,000 shares of common stock.

 (7) Includes options which are currently exercisable to purchase 33,000 shares of common stock.

 (8) Includes options which are currently exercisable to purchase 112,500 shares of common stock.

 (9) Includes options which are currently exercisable to purchase 90,000 shares of common stock.

(10) Includes options which are currently exercisable to purchase 36,000 shares of common stock; information is stated as of February 5, 2001.

(11) Includes options which are currently exercisable to purchase 774,675 shares of common stock.

                              PROPOSAL NUMBER ONE

                             ELECTION OF DIRECTORS

   At the meeting, the shareholders will be asked to elect seven directors to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. The Company's by-laws provide that the shareholders at each regular meeting shall determine the number of directors to constitute the Board of Directors and that the shareholders or the Board may thereafter increase the number of directors or the shareholders may decrease the number of directors, provided that the Company's Amended and Restated Articles of Incorporation state that the Board of Directors shall consist of not less than five or more than nine members. The Board has nominated the seven current members of the Board named below. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the seven nominees named below to constitute the entire Board.

   Each nominee is currently serving as a director of the Company and has indicated a willingness to serve as a director for the ensuing year. In case any nominee is not a candidate at the meeting, the proxies named in the enclosed form of proxy intend to vote in favor of the remainder of the nominees and to vote for a substitute nominee in their discretion. Information regarding the nominees as of April 1, 2001, is set forth below.

                                                                     DIRECTOR
       NAME                                                    AGE     SINCE
       ----                                                    --- -------------
       Joel N. Waller.........................................  61      May 1996
       David L. Rogers........................................  58      May 1996
       Lyle Berman............................................  59      May 1996
       Thomas J. Brosig(/1/)..................................  51      May 1996
       Gary L. Crittenden(/1/)(/2/)...........................  47 December 1998
       Morris Goldfarb........................................  50      May 1996
       Marvin W. Goldstein(/1/)(/2/)..........................  57 December 1998

--------
(1)  Current member of Audit Committee
(2)  Current member of Compensation Committee

   Joel N. Waller has served as Chairman and Chief Executive Officer of the Company since its inception in May 1996 and was Chairman and Chief Executive Officer of one of the predecessor companies to the Company (together with the Company, "Wilsons Leather") since April 1992. In 1983, CVS New York, Inc. (formerly Melville Corporation, "CVS") hired Mr. Waller as President of Wilsons Leather, and he served in such capacity until April 1992. Prior to joining Wilsons Leather, Mr. Waller served in several capacities at Bermans the Leather Experts Inc., a specialty leather retailer ("Bermans"), including Senior Vice President--General Merchandise Manager from 1980 to 1983, Division Merchandise Manager from 1978 to 1980 and Buyer from 1976 to 1978.

   David L. Rogers has served as President and Chief Operating Officer of Wilsons Leather since April 1992. In 1988, Mr. Rogers joined Wilsons Leather as Executive Vice President and Chief Operating Officer when Bermans was acquired by Wilsons Leather, and he served in such capacity until April 1992. Mr. Rogers served as Chief Operating Officer of Bermans from 1984 to 1988 and Chief Financial Officer of Bermans from 1980 to 1984.

   Lyle Berman has served as Chairman of the Board and Chief Executive Officer of Lakes Gaming, a gaming company, since January 1999. Mr. Berman served as Chairman of the Board of Grand Casinos, Inc., a gaming company ("Grand Casinos"), from October 1990 to December 1998 and as Chief Executive Officer of Grand Casinos from October 1990 to March 1998. Mr. Berman served as Chief Executive Officer and Chairman of the Board of Rainforest Cafe, Inc., a restaurant/retail company, from February 1993 to November 2000. From January 1989 through September 1991, Mr. Berman served as a consultant to Wilsons Leather. Mr. Berman served as the President and Chief Executive Officer of Bermans from 1978 until it was acquired by Wilsons Leather in 1988. Mr. Berman is also a director of G-III Apparel Group, Ltd., a leather and non-leather apparel manufacturer and distributor ("G-III") and New Horizon Kids Quest, Inc. Mr. Berman was an executive officer and a director of Stratosphere Corporation, an amusement and recreation company, from February 1993 to July 1997. In January 1997, Stratosphere Corporation filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code.

   Thomas J. Brosig has served as Senior Vice President of Administration of Park Place Entertainment since March 2001, prior to which he served as President of the Mid-South Region of Park Place Entertainment since January 1999. Mr. Brosig served as President of Lakes Gaming, Inc., a gaming company, from January 1999 through October 1999. Mr. Brosig served as Chief Executive Officer of Grand Casinos from March 1998 to December 1998, and as President and a director of Grand Casinos from September 1996 to December 1998.
Mr. Brosig also served as Executive Vice President--Investor Relations and Special Projects of Grand Casinos from August 1994 to September 1996, as Secretary of Grand Casinos from its inception until May 1995, as its President from May 1993 to August 1994, as its Chief Operating Officer from October 1991 until May 1993 and as its Chief Financial Officer from its inception until January 1992. Mr. Brosig is also a director of G-III and Famous Dave's of America, Inc.

   Gary L. Crittenden has served as Executive Vice President and Chief Financial Officer of American Express Company, a diversified travel, financial and network services company, since June 2000. Mr. Crittenden served as Senior Vice President and Chief Financial Officer of Monsanto Company, a chemical manufacturer and seller of diversified lines of agricultural, nutrition, pharmaceutical and consumer products, from 1998 to 2000. Mr. Crittenden served as Executive Vice President and Chief Financial Officer of Sears, Roebuck and Co., a multi-line retailer, from 1997 to 1998. Mr. Crittenden also served as the President of the hardware division of Sears, Roebuck and Co. in 1997 and as its Executive Vice President, Strategy and Business Development from 1996 to 1997. Mr. Crittenden served as the Senior Vice President and Chief Financial Officer of CVS, a specialty retailer, from 1994 to 1996. He also served as Senior Vice President of Operations and as Executive Vice President and Chief Financial Officer of Filene's Basement Corp., an off-price specialty retailer, from 1991 to 1994. Mr. Crittenden is also a director of Ryerson Tull, Inc. and the TJX Companies.

   Morris Goldfarb serves as Chairman of the Board and Chief Executive Officer of G-III, a leather and non-leather apparel manufacturer and distributor. Mr. Goldfarb has served as an executive officer and director of G-III and its predecessors since its formation in 1974. Mr. Goldfarb is also a director of Lakes Gaming.

   Marvin W. Goldstein has been a private investor since 1997. Mr. Goldstein served as Executive Vice President and Chief Operating Officer of Regis Corporation, a national chain of hair salons, from April 1997 to August 1997. He was Chairman of the Board, Chief Executive Officer and President of Pet Food Warehouse, Inc., a specialty retailer of pet supplies, from August 1995 to April 1997. Mr. Goldstein also served as President and Chief Operating Officer, Chairman of the Board and Chief Executive Officer, President, All Merchandise/Marketing and Executive Vice President, General Merchandise Manager of the Department Store Division of Target Corporation (formerly Dayton Hudson Corporation), a general merchandise retailer, from 1988 to September 1994. He also served as Senior Vice President, General Merchandise Manager and Senior Vice President, Stores for R.H. Macy, California, a general merchandise retailer, from 1981 through 1987; as Vice President, General Merchandise Manager of Carter Hawley Hale, Inc., a general merchandise retailer, from 1976 to 1981; and as Divisional Merchandise Manager, Buyer and Associate Buyer of the Department Store Division of Target Corporation from 1966 to 1976. Mr. Goldstein is also a director of Paper Warehouse, Inc., Appliance Recycling Centers of America, Inc. and Greenspring Company.

   Joel N. Waller, Chief Executive Officer and Chairman of the Board of Directors of the Company, is the father of Steven R. Waller, one of the Vice Presidents of the Company.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

   The Board of Directors has created an Audit Committee and a Compensation Committee. The members of each of these committees are appointed by the full Board. The Board has not appointed a nominating committee.

   The Audit Committee consists of Messrs. Crittenden (Chair), Brosig and Goldstein. All members of the Audit Committee are "independent" as that term is defined in the applicable listing standards of the Nasdaq

Stock Market. The Audit Committee reviews accounting and auditing principles and procedures of the Company with a view toward providing for adequate internal controls and reliable financial records. To this end, it oversees the Company's financial reporting process by, among other things, reviewing and reassessing the Audit Committee Charter annually, reviewing with the independent auditors the plans and results of the auditing engagement, recommending and taking action to oversee the independence of the Company's auditors and recommending to the full Board the engagement of independent auditors. The Audit Committee met four times during the last fiscal year. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, adopted by the Company's Board on May 18, 2000, a copy of which is included as Exhibit A to this Proxy Statement.

   The Compensation Committee consists of Messrs. Goldstein (Chair) and Crittenden. Both members of the Compensation Committee are non-employee directors. The Compensation Committee reviews and determines the Company's executive compensation objectives and policies and administers the Company's stock based incentive plans and other employee benefit plans. The Compensation Committee met two times during the last fiscal year and took written action in lieu of meeting on nine occasions.

   The Board of Directors met eight times during the fiscal year ended February 3, 2001. Each director, other than Messrs. Berman and Crittenden, attended more than 75% of the meetings of the Board of Directors and Board committees on which he serves during the time period in which he was a director during such fiscal year.

DIRECTOR COMPENSATION

   Each member of the Board who is not an officer or employee of the Company receives an annual retainer of $15,000 and a payment of $1,000 for each meeting of the Board or meeting of a Board committee that such member attends. Board members who incur reasonable and customary travel expenses to attend the Company's board meetings are reimbursed for such travel expenses.

   The Company has granted stock options to its non-employee directors. Such options vest cumulatively on a prorated basis on each of the first, second and third anniversaries of the date of grant if the optionee continues as a director, subject to the possible acceleration of vesting in certain circumstances. On June 26, 1996, the Company granted options for 16,200 shares of common stock at an exercise price of $2.96 per share to Thomas J. Brosig, which have fully vested as of April 1, 2001. On January 28, 1998, the Company granted options for 49,500 shares of common stock to Mr. Brosig at an exercise price of $5.833 per share, which have fully vested as of April 1, 2001. Mr. Brosig has exercised 20,000 of these options. On January 28, 1998, the Company also granted a stock option for 49,500 shares of common stock of the Company to each of Lyle Berman and Morris Goldfarb at an exercise price of $5.833 per share, which options had fully vested as of April 1, 2001. On December 4, 1998, the Company granted a stock option for 49,500 shares of common stock of the Company to each of Gary L. Crittenden and Marvin W. Goldstein at an exercise price of $6.625 per share. As of April 1, 2001, options for 33,000 shares of common stock had vested with respect to each of these individuals.

VOTING REQUIREMENTS

   The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company present in person or represented by proxy and entitled to vote on the election of directors is required to elect the directors. A shareholder voting through proxy who abstains with respect to the election of directors is considered to be present and entitled to vote, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the election of directors is not considered present and entitled to vote.

VOTING RECOMMENDATION

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES LISTED ABOVE.

                         REPORT OF THE AUDIT COMMITTEE

   The role of the Company's Audit Committee, which is composed of three independent non-employee directors, is one of oversight of the Company's management and the Company's outside auditors in regard to the Company's financial reporting and the Company's controls respecting accounting and financial reporting. In performing its oversight function, the Audit Committee relied upon advice and information received in its discussions with the Company's management and independent auditors.

   The Audit Committee has (i) reviewed and discussed the Company's audited financial statements for the year ended February 3, 2001 with the Company's management; (ii) discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 regarding communication with audit committees (Codification of Statements on Auditing Standards, AU sec. 380); and (iii) received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the Company's independent accountants the independent accountants' independence.

   Based on the review and discussions with management and the Company's independent auditors referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended February 3, 2001 for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Gary L. Crittenden, Chair
                                          Thomas J. Brosig
                                          Marvin W. Goldstein

INDEPENDENT AUDITORS' FEES

   Audit Fees

   The aggregate fees billed for the audit of the Company's annual consolidated financial statements for fiscal 2000 and for the review of the Company's interim consolidated financial statements for each quarter in fiscal 2000 were $140,000 and $15,000, respectively.

   Financial Information Systems Design and Implementation Fees

   Arthur Andersen LLP did not bill any amounts to the Company for financial information systems design and implementation during fiscal 2000.

   All Other Fees

   The Company paid Arthur Andersen LLP $482,250 for all other services for fiscal 2000. These fees related primarily to preparation and review of the Company's tax returns, consulting relating to tax planning and tax and audit due diligence related to acquisitions by the Company.

AUDITOR INDEPENDENCE

   The Audit Committee has considered whether, and has determined that, the provision of services described under "All Other Fees" was compatible with maintaining the independence of Arthur Andersen LLP as the Company's principal accountants.

                     REPORT OF THE COMPENSATION COMMITTEE

   The Compensation Committee, comprised entirely of non-employee directors, reviews and approves the general compensation philosophies and policies of the Company and determines the specific compensation for each of the Company's executive officers. In addition, the Compensation Committee is responsible for administering the Company's stock based incentive plans and approving grants made in connection therewith.

EXECUTIVE COMPENSATION PHILOSOPHY

   The Company's compensation program for executive officers is designed to promote the financial performance, business strategies and other values and objectives of the Company. This program seeks to enhance shareholder value by linking the financial interests of the Company's executives with those of its shareholders. The Company has developed and implemented an executive compensation program based on a pay-for-performance philosophy to achieve the following objectives:

  . To attract and retain high-caliber executive officers who are capable of leading the Company in the achievement of its business objectives;

  .  To provide compensation awards which are competitive;

  . To motivate and reward executives based on achievements of the Company and individual performance objectives; and

  . To provide a maximum return on the Company's investment in resources to shareholders by linking a significant portion of total compensation to the financial results of the Company and the market value of the Company's common stock.

THE COMPENSATION PROCESS

   Compensation Review

   The Board of Directors approves Company financial goals and performance measures prior to the beginning of the fiscal year along with individual goals and objectives for the Chairman and Chief Executive Officer (the "CEO") and the President and Chief Operating Officer (the "COO"). The Compensation Committee reviews and approves the base salaries for each executive officer, including the CEO and COO. After year-end, the CEO and COO, along with the Vice President of Human Resources, present to the Compensation Committee the assessment of results.

   The Compensation Committee received a thorough review and presentation of total compensation for executive officers in fiscal 2000. Total compensation under the Company's compensation program for executive officers for 2000 was generally established to be between the 50th and 75th percentile of companies included in certain retail compensation surveys, depending upon the particular officer's position, responsibilities and the degree of difficulty and challenge associated with the performance objectives.

   The Company's 2000 executive compensation program consists of three key elements: (1) base salary; (2) short-term incentive, e.g., annual bonus; and
(3) long-term incentive, e.g., stock options. In addition, the executive officers receive health and dental benefits and participate in the Company's 401(k) Profit Sharing Plan on the same bases as other full-time employees of the Company. The policies and the bases for determining executive compensation and specifically that of the CEO and COO are described below.

   Base Salary

   Base salaries for executive officers, with the exception of the CEO and COO, are determined by reviewing and comparing salaries, and the corresponding job descriptions, offered for similar positions by utilizing certain retail compensation surveys and by reviewing salaries of persons with comparable qualifications, experience and responsibilities at other companies of comparable size in the retail industry. After reviewing these salaries and job descriptions, the Company establishes a range of salaries paid for various executive positions. Base salaries are set within these competitive salary bands based on individual contributions and sustained performance. As an executive officer's level of responsibility increases, a greater portion of the total compensation package is based on incentive compensation, described below, which may cause greater variability in the individual's overall compensation package from year to year. In addition, the more responsibility that an executive officer assumes in the organization, the more the compensation package shifts to reliance on appreciation of the value of the Company's stock through stock based incentives.

   Short-Term Incentive Compensation

   The Company's Executive and Key Management Incentive Plan (the "Incentive Plan") has been developed to provide opportunities to motivate and reward key employees through annual cash incentive awards. All executive officers are eligible to participate in the Incentive Plan. The Incentive Plan rewards executives for attaining pre-determined Company goals. Awards are based on actual results measured against pre-established corporate financial objectives for consolidated earnings before federal and state income taxes of the Company and its direct and indirect subsidiaries ("EBT"). A target award amount, expressed as a percentage of base salary at the beginning of the fiscal year, is established for each participant each fiscal year and is approved by the Compensation Committee. Such award amount may be adjusted depending on whether the EBT of the Company for the fiscal year is above or below the pre-established corporate financial objectives for EBT.

   Long-Term Incentive Compensation

   The 1996 Stock Option Plan and the 2000 Long Term Incentive Plan (the "Stock Incentive Plans") were developed to enhance the total compensation package for key management and, in particular, to link compensation to the market value of the Company's common stock. The desired goal is to retain and develop personnel capable of assuring the future success of the Company by affording them an opportunity to acquire a proprietary interest in the Company through stock options and other stock-based awards. Stock option grants and other stock-based awards are intended to align executives' interests in managing the Company with shareholders' interests. The Compensation Committee generally grants stock options to new executive officers upon appointment as an executive officer. The Compensation Committee also grants stock options at its discretion to executive officers based on several factors (which are not given a particular relative weight), including increases in the level of responsibility, promotions, sustained exceptional performance over a period of time and overall stock performance. In granting new options, the Compensation Committee will also take into account the number of options already granted to an officer. All outstanding stock options granted since the Company became a publicly held corporation have been granted at an option price equal to the Fair Market Value (as defined in each of the Stock Incentive Plans) of the common stock on the date of grant and generally vest, cumulatively, on a prorated basis on each of the first, second and third anniversaries of the date of grant.

COMPENSATION OF CHIEF EXECUTIVE OFFICER AND CHIEF OPERATING OFFICER

   The Company has entered into employment agreements with each of Joel Waller, as CEO, and David Rogers, as COO, which were amended in calendar year 2000 (the "Employment Agreements"). Under the Employment Agreements, Mr. Waller and Mr. Rogers each receive a base salary of $550,000 per year, or such higher amount as determined by the Board or the Compensation Committee (prorated for any partial employment year). The Employment Agreements expire on March 31, 2004, subject to an automatic one-year extension on each April 1, unless prior to that April 1, either the Company or Mr. Waller or Mr. Rogers, as applicable, has given at least 90 days notice to the other party not to extend. See "Employment Contracts" below.

   The Compensation Committee evaluates the performance and determines the base salary of the CEO and COO on an annual basis based on its assessment of their past performance and its expectation as to their future contributions in leading the Company and on the process described under "Base Salary" above. In setting 2000 base salaries, the Compensation Committee considered a number of factors, such as the effectiveness of the CEO and COO in establishing the Company's strategic direction and providing leadership which enables the management team to maximize its performance compared to the competition. In addition, the Compensation Committee also considered significant accomplishments during the prior year and other performance factors, including the Company's ability to secure financing, reduce and control expenses and efficiently use working capital to achieve goals. In addition, the market competitiveness of their base and incentives are reviewed against external survey data along with a proxy review of peer-group pay practices. Factors considered by the
Compensation Committee in determining the CEO's and COO's base salary are not subject to any specific weighting factor or formula.

   The annual cash bonus for Messrs. Waller and Rogers, if any, is awarded under the Incentive Plan and is entirely dependent on the accomplishment by the Company of certain corporate goals approved by the Board as discussed above. Pursuant to the provisions of the Incentive Plan and action of the Compensation Committee, Mr. Waller's and Mr. Rogers' respective bonuses for a fiscal year could range from 0% to 120% of their base salary. For fiscal year 2000, each of them received a cash bonus of $438,900.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

   Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's chief executive officer or any of the four other most highly compensated executive officers. One of the exceptions to this limit is for qualifying "performance-based" compensation. The 2000 Long Term Incentive Plan (the "2000 Plan") has been designed to meet the requirements of Section 162(m) with respect to grants of options, stock appreciation rights, performance shares and restricted stock if the restrictions lapse upon achievement of certain performance goals and not upon years of continued service with the Company. The Committee expects that the options granted under the 2000 Plan will qualify as "performance-based compensation" for Section 162(m) purposes and will be deductible by the Company under current federal income tax laws. However, certain other compensation paid to the Company's executive officers will be subject to the deduction limitation. The Committee believes, in order to retain the flexibility to compensate its executive officers in a competitive environment in accordance with the principles discussed above, that it would be inadvisable to adopt a strict policy of compliance with
Section 162(m) in all cases. The Committee will, however, continue to consider future opportunities for compliance with Section 162(m) that it feels are in the best interests of the Company and its shareholders. The Committee also believes that the amount of any expected loss of a tax deduction under Section 162(m) will be insignificant to the Company's overall tax position.

                                          COMPENSATION COMMITTEE

                                          Marvin W. Goldstein, Chair
                                          Gary L. Crittenden

                            EXECUTIVE COMPENSATION

   The following table sets forth the compensation for the 2000 fiscal year ended February 3, 2001, for the 1999 fiscal year ended January 29, 2000 and for the 1998 fiscal year ended January 30, 1999 of the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company (the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------
                                                          LONG-TERM
                                                         COMPENSATION
                                                      ------------------
                                ANNUAL COMPENSATION       SECURITIES
NAME AND PRINCIPAL      FISCAL ----------------------     UNDERLYING           ALL OTHER
POSITION                 YEAR   SALARY    BONUS(/1/)   OPTIONS (SHARES)  COMPENSATION(/2/)(/3/)
-----------------------------------------------------------------------------------------------
Joel N. Waller.........  2000  $541,346   $438,900          21,000              $15,521
 Chairman and Chief
  Executive Officer      1999   410,461    340,000             --                20,806
                         1998   380,000    170,240             --                14,716
David L. Rogers........  2000   541,346    438,900          21,000               14,184
 President and Chief
  Operating Officer      1999   410,461    340,000             --                19,516
                         1998   380,000    170,240             --                14,577
John Fowler(/4/).......  2000   327,404    129,675          15,000               98,800
 Executive Vice
  President              1999   300,000    180,000          67,500              105,007
                         1998   231,750     88,330          45,000               98,517
John Serino(/5/).......  2000   291,731    115,710          15,000               11,148
 Executive Vice
  President              1999   262,692    159,000             --                17,693
                         1998   216,346    159,500             --                57,914
Lisa Stanley(/6/)......  2000   267,788     68,900             --               252,089
 Vice President          1999   250,000    130,000             --                13,789
                         1998     2,885     75,000          36,000                  --
-----------------------------------------------------------------------------------------------

(1) Amounts reported for 1998 include a $50,000 bonus paid to Mr. Serino in connection with his commencement of employment with the Company and a $75,000 bonus paid to Ms. Stanley in connection with her commencement of employment with the Company.

(2) Amounts reported for 2000 represent term life insurance premiums paid for Mr. Waller ($3,836), Mr. Rogers ($2,499), Mr. Fowler ($363), Mr. Serino ($670) and Ms. Stanley ($606); the Company's matching contributions under the Company's 401(k) Profit Sharing Plan in the following amounts: Mr. Waller ($4,885), Mr. Rogers ($4,885), Mr. Fowler ($3,573), Mr. Serino ($3,678) and Ms. Stanley ($3,379); and the Company's profit sharing contributions of $6,800 for each of Mr. Waller, Mr. Rogers, Mr. Fowler, Mr. Serino and Ms. Stanley. The amounts reported for 2000 also include payments of $88,064 to Mr. Fowler for reimbursement of housing and living expenses abroad and payments made to Ms. Stanley for severance-related pay. Amounts reported for 1999 represent term life insurance premiums paid for the Named Executive Officers, together with matching contributions for each of the Named Executive Officers under the Company's 401(k) Profit Sharing Plan and profit sharing contributions for each of Mr. Waller, Mr. Rogers, Mr. Serino and Mr. Fowler. The amounts reported for 1999 also include payments made to Ms. Stanley for reimbursement of moving and temporary living expenses and payments made to Mr. Fowler for reimbursement of housing and living expenses abroad. Amounts reported for 1998 represent term life insurance premiums paid for the Named Executive Officers, together with profit sharing contributions and 401(k) matching contributions under the Company's 401(k) Profit Sharing Plan. The amounts reported for 1998 also include payments made to Mr. Serino for reimbursement of moving and temporary living expenses and payments made to Mr. Fowler for reimbursement of housing and living expenses abroad.

(3) In connection with Ms. Stanley's resignation, the Company entered into an agreement with Ms. Stanley to provide severance pay of $235,000 less applicable taxes, to accelerate the vesting of 12,000 stock options and to extend the expiration date of her vested stock options to June 30, 2002. The amount reported for 2000 for Ms. Stanley includes $241,304 of severance and COBRA-related payments.

(4)  John Fowler was named an executive officer of the Company in May 1998.

(5)  John Serino was named an executive officer of the Company in January
     1998.

(6) Lisa Stanley was named an executive officer of the Company in January 1999 and resigned from the Company effective February 4, 2001.

STOCK OPTIONS

   The following table provides certain information concerning grants of stock options during the fiscal year ended February 3, 2001 to the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the grant date present value of the options calculated using the Black-Scholes option pricing model. The Company's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option models require a prediction about the future movement of the stock price.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                   INDIVIDUAL GRANTS
-------------------------------------------------------------------------
                          NUMBER OF    % OF TOTAL
                            SHARES      OPTIONS
                          UNDERLYING   GRANTED TO   EXERCISE
                           OPTIONS    EMPLOYEES IN PRICE PER  EXPIRATION     GRANT DATE
  NAME                   GRANTED(/3/) FISCAL YEAR  SHARE(/1/)    DATE    PRESENT VALUE(/2/)
-------------------------------------------------------------------------------------------
Joel N. Waller..........    21,000        7.80%     $20.6875   8/24/10        $220,260
David L. Rogers.........    21,000        7.80       20.6875   8/24/10         220,260
John Fowler.............    15,000        5.57       20.6875   8/24/10         157,328
John Serino.............    15,000        5.57       20.6875   8/24/10         157,328
-------------------------------------------------------------------------------------------

(1) Exercise price is based on the closing sale price of $20.6875 per share on August 23, 2000.

(2) The following assumptions were made for purposes of calculating the grant date present value using the Black-Scholes option pricing model: expected time of exercise of 6 years, volatility of 42.7%, risk-free interest of 6.055% and dividend yield of 0.0%. The real value of the options in this table depends upon the actual performance of the Company's common stock during the applicable period and at the time the options are exercised. The dollar amounts in this column are not intended to forecast potential future appreciation, if any, of the Company's common stock.

(3) Represents nonstatutory stock options to purchase shares of common stock granted on August 24, 2000 under the 2000 Plan. One-third of the listed option becomes cumulatively exercisable on each of the first three anniversaries of the date of grant. The option has a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of service with the Company. The option becomes exercisable in full upon the occurrence of a Change in Control of the Company (as defined in the 2000 Plan). In the event of a proposed Fundamental Change (as defined in the 2000 Plan) that involves a merger, consolidation or statutory share exchange, the Compensation Committee may, but is not required to, arrange for the substitution of other options or stock for the listed options, or, in the event of any Fundamental Change, provide for the cancellation of and payment for the listed options in cash or property or a combination thereof.

   The following table summarizes option exercises during the fiscal year ended February 3, 2001 and provides information regarding the number of all unexercised stock options held by the Named Executive Officers as of February 3, 2001, the end of the Company's last fiscal year:

                AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

-------------------------------------------------------------------------------------------------
                                                  NUMBER OF SHARES
                                               UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                               OPTIONS AT FISCAL YEAR-   IN-THE-MONEY OPTIONS AT
                           SHARES                        END              FISCAL YEAR-END(/1/)
                         ACQUIRED ON  VALUE    -----------------------  -------------------------
  NAME                    EXERCISE   REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
-------------------------------------------------------------------------------------------------
Joel N. Waller..........       0       $ 0      148,500      21,000     $1,574,724    $      0
David L. Rogers.........       0         0      148,500      21,000      1,574,724           0
John Fowler.............       0         0       75,000      75,000        512,814     292,502
John Serino.............       0         0      112,500      15,000      1,192,973           0
Lisa Stanley............       0         0       36,000           0        324,749           0
-------------------------------------------------------------------------------------------------

(1) Calculated on the basis of the fair market value of the underlying shares of common stock at February 2, 2001, the last trading day of the Company's fiscal year, as reported by The Nasdaq National Market(R) of $16.4375 per share, minus the per share exercise price, multiplied by the number of shares underlying the option. On April 16, 2001, the closing sale price of a share of the common stock was $19.00.

EMPLOYMENT CONTRACTS

   The Company has entered into the Employment Agreements with Joel N. Waller, as Chairman and Chief Executive Officer, and David L. Rogers, as President and Chief Operating Officer, reporting to the Board of Directors. The Employment Agreements are identical in all material respects, except for job responsibilities which are consistent with Messrs. Waller's and Rogers' titles. Under the Employment Agreements, Mr. Waller and Mr. Rogers each receives a base salary of $550,000 per year, or such higher amount as is determined by the Board or the Compensation Committee (prorated for any partial employment year). In no event may the Board of Directors reduce Messrs. Waller's and Rogers' base salary for any year below the greater of $550,000 or the amount of base salary paid by the Company to Messrs. Waller and Rogers for the immediately preceding year.

   The employment of each of Mr. Waller and Mr. Rogers under their respective Employment Agreements will end only upon termination by the Company with or without Cause (as defined in the Employment Agreements), upon death or Disability (as defined in the Employment Agreements), upon expiration of the employment term or upon resignation. Each of the Employment Agreements with Mr. Waller and Mr. Rogers will expire on March 31, 2004, subject to an automatic one-year extension on each April 1, unless, not later than 90 days before that April 1, the Company or Mr. Waller or Mr. Rogers, as applicable, has given notice to the other party not to extend. Upon termination of employment, Mr. Waller or Mr. Rogers generally will be entitled to receive his base salary through the date of termination (or through the end of the employment period if termination by the Company occurred without Cause or resignation by the employee occurred with Good Reason (as defined in the Employment Agreements)), any amounts earned but not paid under the Incentive Plan for a completed Plan Year (as defined in the Incentive Plan) and, in certain circumstances, a prorated portion of his Incentive Plan payment for the year in which termination occurs, plus continuation of certain health, life and disability insurance benefits. The Employment Agreements also include confidentiality and non-solicitation provisions, but do not contain any restrictions on competition.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Compensation Committee, comprised entirely of independent, outside directors, is responsible for establishing and administering the Company's policies involving compensation of executive officers. No employee of the Company serves on the Committee. During fiscal 2000, the members of the Committee were Marvin W. Goldstein (Chairman) and Gary L. Crittenden. Lyle Berman is the Chairman of the Board and the Chief Executive Officer of Lakes Gaming and was the Chairman of the Board and Chief Executive Officer of Rainforest Cafe until November 2000. Joel N. Waller, Chief Executive Officer and Chairman of the Board of the Company, and David L. Rogers, President, Chief Operating Officer and director of the Company, were members of the Board of Directors and of the Compensation Committee of the Board of Directors of Lakes Gaming until April 2001 and May 2000, respectively. In addition, Mr. Waller and Mr. Rogers were members of the Board of Directors and of the Compensation Committee of the Board of Directors of Rainforest Cafe during a portion of fiscal year 2000.

                         COMPARATIVE STOCK PERFORMANCE

   The comparative stock performance graph below compares the cumulative shareholder return on the common stock of the Company for the period from May 27, 1997 (the effective date of the Company's initial public offering of the Company's common stock) through February 3, 2001 with the cumulative total return on (i) the Nasdaq Retail Composite Stock Index and (ii) the S&P 500 Index. The table assumes the investment of $100 in the Company's common stock, the Nasdaq Retail Composite Stock Index and the S&P 500 Index on May 27, 1997, and the reinvestment of all dividends through the last trading day of the years ended January 31, 1998, January 30, 1999, January 29, 2000 and February 3, 2001.

                       [Performance Graph Appears Here]

                         MAY 27, JANUARY 31, JANUARY 30, JANUARY 29, FEBRUARY 3,
                          1997      1998        1999        2000        2001
                         ------- ----------- ----------- ----------- -----------
Wilsons The Leather
 Experts Inc. .......... $100.00   $ 97.22     $124.31     $198.61     $182.64
Nasdaq Retail Composite
 Stock Index............  100.00    118.76      145.10      115.98       89.23
S&P 500 Index...........  100.00    115.37      150.60      160.07      158.82

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's directors and executive officers file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Directors and executive officers are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's directors and executive officers, the Company makes the following disclosure: Ms. Stanley inadvertently failed to make a timely filing of her statement of beneficial ownership with respect to a single sale of common stock of the Company in February 2000, and such filing was made in May 2000; and Mr. Brosig inadvertently failed to make a timely filing of his statement of beneficial ownership with respect to a single sale of common stock of the Company in September 2000, and such filing was made in November 2000.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   The Company regularly conducts business with G-III of which Morris Goldfarb, a director of the Company, is the Chief Executive Officer and Chairman of its Board of Directors. Purchases from G-III totaled $5.9 million for the fiscal year ended February 3, 2001. The Company believes that transactions with G-III are on terms no less favorable to the Company than those obtainable in arms-length transactions with unaffiliated third parties.

                              PROPOSAL NUMBER TWO

                            APPOINTMENT OF AUDITORS

   Arthur Andersen LLP, independent public accountants, have been the auditors for the Company since May 1996. Upon recommendation of the Audit Committee, the Board of Directors has selected Arthur Andersen LLP to serve as the Company's auditors for the fiscal year ending February 2, 2002 subject to ratification by the shareholders. While it is not required to do so, the Board of Directors is submitting the selection of that firm for ratification in order to ascertain the view of the shareholders. If the selection is not ratified, the Board of Directors will reconsider its selection.

   A representative of Arthur Andersen LLP will be present at the meeting and will be afforded an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions during the meeting.

VOTING RECOMMENDATION

   THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING FEBRUARY 2, 2002.

                              ADDITIONAL MATTERS

ANNUAL REPORT

   The Annual Report to Shareholders of the Company for the fiscal year ended February 3, 2001, which includes the Annual Report on Form 10-K and financial statements, is being mailed with this Proxy Statement.

DEADLINE FOR SUBMISSION OF SHAREHOLDERS' PROPOSALS

   Proposals of shareholders intended to be presented at the 2002 Annual Meeting of Shareholders and desired to be included in the Company's Proxy Statement and form of proxy for such meeting must be received by the Assistant Secretary of the Company, 7401 Boone Avenue North, Brooklyn Park, Minnesota 55428, no later than January 9, 2002 for inclusion in the Proxy Statement for that meeting. Notice of shareholder proposals or nominations of directors intended to be presented at the 2002 Annual Meeting of Shareholders but not intended to be included in the Company's Proxy Statement and form of proxy for such meeting must be received by the Company by March 12, 2002. If, however, the date of the 2002 Annual Meeting of Shareholders is more than 30 days before or after the first anniversary of the date of the 2001 Annual Meeting of Shareholders (i.e., June 6, 2002), notice of such proposal must be received by the Company at least 90 days before such meeting or, if later, within 10 days after the first public announcement of the date of the 2002 Annual Meeting of Shareholders. The Company suggests that all such proposals be sent to the Company by certified mail, return receipt requested.

OTHER MATTERS

   As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the Annual Meeting other than those referred to herein. If any other matters properly come before the annual meeting calling for a vote of shareholders, it is intended that the shares represented by the proxies solicited by the Board of Directors will be voted by the persons named therein in accordance with their best judgment, subject to applicable federal securities rules.

                                          By Order of the Board of Directors,

                                          /s/ Philip S. Garon

                                          Philip S. Garon
                                          Secretary

Dated: May 11, 2001

                                                                      EXHIBIT A

                            AUDIT COMMITTEE CHARTER

PURPOSE

   There shall be an Audit Committee of the Board of Directors of Wilsons The Leather Experts Inc., a Minnesota corporation (the "Company").

   The Committee shall have responsibility to oversee the Company's management and outside auditors in regard to corporate accounting and financial reporting. The Committee has the authority to conduct any investigation it deems appropriate, with full access to all books and records, facilities, personnel and outside advisors of the Company. The Committee is empowered to retain outside counsel, auditors or other experts in its discretion.

ORGANIZATION

   The Committee shall consist of at least three directors. Each director appointed to the Committee shall:

  a) not be disqualified from being an "independent director" within the meaning of Rule 4200 of the NASD Manual, and shall have no relationship with the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment; and

  b) be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. If a director is not capable of understanding such fundamental financial statements, he or she must become able to do so within a reasonable period of time after appointment to the Committee.

   At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the director's financial sophistication.

RESPONSIBILITIES

   The Committee recognizes that the preparation of the Company's financial statements and other financial information is the responsibility of the Company's management and that the auditing, or conducting limited reviews, of those financial statements and other financial information is the responsibility of the Company's outside auditors. The Committee's responsibility is to oversee the financial reporting process.

   The Company's management, and its outside auditors, in the exercise of their responsibilities, acquire greater knowledge and more detailed information about the Company and its financial affairs than the members of the Committee. Consequently, the Committee is not responsible for providing any expert or other special assurance as to the Company's financial statements and other financial information or any professional certification as to the outside auditors' work, including without limitation their reports on and limited reviews of, the Company's financial statements and other financial information.

   In carrying out its oversight responsibilities, the Committee shall:

  a) review and reassess the adequacy of the Audit Committee Charter annually;

  b) require that the outside auditors provide the Committee with a formal written statement delineating all relationships between the outside auditors and the Company, consistent with Independence Standards Board Standard No. 1, and discuss with the outside auditors their independence;

  c) actively engage in a dialogue with the outside auditors regarding any disclosed relationships or services that may impact the objectivity and independence of the outside auditors;

  d) take, or recommend that the full Board take, appropriate action to oversee the independence of the outside auditors;

  e) review and consider the matters identified in Statements on Auditing Standards No. 61 and 90 with the outside auditors and management;

  f) review and discuss the Company's audited financial statements that are to be included in the Company's Form 10-K with the outside auditors and management and determine whether to recommend to the Board of Directors that the financial statements be included in the Company's Form 10-K for filing with the Securities and Exchange Commission; and

  g) review, or the Committee's Chairman shall review, any matters identified by the outside auditors pursuant to Statement on Auditing Standards No. 71 regarding the Company's interim financial statements. Any such review shall occur prior to the filing of such interim financial statements on the Company's Form 10-Q.

   The outside auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders. The Board and the Committee have ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors, and, if applicable, to nominate the outside auditors to be proposed for approval by the shareholders in any proxy statement.

                           [LOGO OF WILSONS LEATHER]

                                 ANNUAL MEETING

                            Wednesday, June 6, 2001
                        10:00 a.m. Central Daylight Time

                               The Northland Inn
                              7025 Northland Drive
                            Brooklyn Park, Minnesota


--------------------------------------------------------------------------------


Wilsons The Leather Experts Inc.
7401 Boone Avenue North, Brooklyn Park, MN 55428                           Proxy
--------------------------------------------------------------------------------

          This Proxy is solicited on behalf of the Board of Directors.

By signing this Proxy, you revoke all prior proxies and appoint Joel N. Waller and David L. Rogers, or either one of them, as Proxies, each with the power to appoint his substitute and to act without the other, and authorize each of them to represent and to vote, as designated herein, all shares of common stock of Wilsons The Leather Experts Inc. (the "Company") held of record by the undersigned on April 9, 2001, at the Annual Meeting of Shareholders of the Company to be held on June 6, 2001 or at any adjournment thereof.

If no choice is specified, the Proxy will be voted "FOR" Items 1 and 2.


                      See reverse for voting instructions.

                           [LOGO OF WILSONS LEATHER]






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          The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.  Election of directors:

    01 Lyle Berman            [ ] Vote FOR all nominees   [ ] Vote WITHHELD for
    02 Thomas J. Brosig           (except as marked to        all nominees
    03 Gary L. Crittenden         the contrary below)
    04 Morris Goldfarb
    05 Marvin W. Goldstein
    06 David L. Rogers
    07 Joel N. Waller

(Instructions: To withhold authority
 to vote for any indicated nominee,          -----------------------------------
 write the number(s) of the nominee(s)
 in the box provided to the right.)          -----------------------------------

2. Ratification of the appointment of Arthur   [ ] For  [ ] Against  [ ] Abstain
   Andersen LLP as the independent public
   accountants of the Company for the fiscal year ending February 2, 2002.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH ITEM. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

Address Change? Mark Box [ ]   Indicate changes below:




                                  Date:    _____________________________________

                                  ----------------------------------------------


                                  ----------------------------------------------
                                  Signature(s) in Box
                                  Please sign exectly as your name(s) appear(s) on the Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide the full name of corporation and title of authorized officer signing the Proxy.